MOLECULIN










Corporate Presentation
August 2022

Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including those discussed under Item 1A. "Risk Factors" in our most recently filed Form 10-K filed with the Securities and Exchange Commission ("SEC") and updated from time to time in our Form 10-Q filings and in our other public filings with the SEC. Any forward-looking statements contained in this release speak only as of its date. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. More detailed information about Moleculin is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov.

Investment Highlights


Advancing growing pipeline of clinical programs for the treatment of highly resistant cancers and viruses

Annamycin

Next generation non-cardiotoxic anthracycline demonstrating both safety and promising early activity across multiple clinical studies

Second Lead Program

Ongoing Phase 1 study to determine MTD for COVID-19

Data to potentially support future cancer and anti-viral studies

Pipeline Expansion

Potential success in lead programs fuel possible pipeline expansion into additional high-value oncology indications

Global Network

Leveraging network of preeminent global collaborators

MOLECULIN

Priority Development Pipeline

PROGRAM	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	UPCOMING MILESTONES
Annamycin	Soft Tissue Sarcoma Lung Mets	US – 3-Week Dosing			Phase 1b completed in Q2 2022; Phase 2 interim data expected H2 2022
		EU – Alternate Dosing			Phase 1b/2 study in Poland expected to commence H2 2022
	Acute Myeloid Leukemia	EU – Single Agent			Announced reaching RP2D and preliminary efficacy data; pivoting to combo trial
		EU – Combination (Ara-C)			Received allowance to proceed with Phase 1/2 Study; expected to commence enrollment in Q3
WP1122	COVID-19	UK – HV P1			Topline data from Phase 1a study expected H2 2022; cohort dose escalation under way to determine MTD or RP2D
WP1066	Pediatric Brain Tumors, Including DPIG	Externally Funded			Topline results from Phase 1 expected H2 2022

Management Team with Proven Executional Expertise

Walter Klemp
Chairman, President & Chief Executive Officer

Jonathan P. Foster, CPA, CGMA
Executive Vice President & Chief Financial Officer

Sandra Silberman, MD, PhD
Chief Medical Officer – New Products

Don Picker, PhD
Chief Scientific Officer

Paul Waymack, MD, SCD
Senior Chief Medical Officer

Robert Shepard, MD, FACP
Medical Advisor

Wolfram C. M. Dempke, MD, PhD, MBA
European Chief Medical Officer

MOLECULIN

Leveraging the Brightest Scientific Minds



Waldemar Priebe, PhD
THE UNIVERSITY OF TEXAS MD Anderson Cancer Center

PANCREATIC



James Abbruzzese, MD
Dana-Farber Cancer Institute
Duke University School of Medicine

HEMATOLOGY



Marty Tallman, MD
Memorial Sloan Kettering Cancer Center



Jorge Cortes, MD
The NEW ENGLAND JOURNAL of MEDICINE
GEORGIA CANCER CENTER AUGUSTA UNIVERSITY

VIROLOGY



Richard Whitley, MD
NIH National Institute of Allergy and Infectious Diseases



Hongbo Zhai, MD
UCSF

Annamycin: Potential to Be an Effective Treatment Across Multiple Oncology Indications

Clinical Highlights

Demonstrated preliminary positive data in STS

Announced RP2D and preliminary efficacy of 60% ORR in last cohort of single agent AML trial; Enrollment of Phase 1/2 combo AML trial expected to commence in Q3 2022

Regulatory Highlights

Orphan Drug Designation

Fast Track Status

Opportunity to Expand Into Additional Oncology Indications

Target Indications:

Soft Tissue Sarcoma Lung Mets

- **~130,000** cases worldwide[2]
- **20% to 50%** of sarcomas metastasize to the lungs[2]

Acute Myeloid Leukemia

- **~160,000** cases worldwide[1]
- **~19,940** new cases annually (U.S.)[1]
- **~11,180** deaths annually (U.S.)[1]

MOLECULIN

1: Villatoro A, (2020) Leukemia Stem Cell Release From the Stem Cell Niche to Treat Acute Myeloid Leukemia. Front. Cell Dev. Biol. 8:607. doi: 10.3389/fcell.2020.00607;
2: Glabbeke M V, et al. Prognostic Factors for the Outcome of Chemotherapy in Advanced Soft Tissue Sarcoma: An Analysis of 2,185 Patients Treated With Anthracycline-Containing First-Line Regimens—A European Organization for Research and Treatment of Cancer Soft Tissue and Bone Sarcoma Group Study. Journal of Clinical Oncology, Vol 17, No 1 (January), 1999: pp 150-157

Next Generation Anthracycline

Demonstrated to Be Non-Cardiotoxic[1]

- Ability to overcome multi-drug resistance
- >30x greater accumulation in lungs than doxorubicin
- Potent topoisomerase-II poison with a wider therapeutic window than doxorubicin[2]
- <10% incidence of alopecia compared with 65%-92% for doxorubicin[3,4]
- Clinically evaluated stable liposomal formulation[5]

% of Mice with Heart Lesions

(10 weekly IV injections; Zou et al, 1995)


100
80
60
40
20
0
43
60
100
8
8
0
Doxorubicin
L-Annamycin
Dose (%LD10)
20
30
40
20
30
40

Concentration of Doxorubicin and Annamycin in the Lungs

C_{MAX} ng/ml


30X
Dox
Annamycin

MOLECULIN

1: Based on preclinical and clinical data to date. See Company's most recent SEC filings; 2: Trevino et al, 2004; 3: Gonzalez et al. 2018; 4: DOXORUBICIN HYDROCHLORIDE [package insert]. New York, NJ: Pfizer Injectables; 2019; 5: L-ANN, Wetzler et al. 2013

Ongoing Phase 1b/2 Study for Treatment of STS Lung Mets

US Multi-Center, Open-Label, Dose Escalation Study

~25
Phase 2 subjects

Single dose every
21 days

360 mg/m^2
RP2D

Phase 1b Concluded

RP2D determined to be 360 mg/m^2

Phase 2 Recruitment Open

Expansion at 360 mg with option to decrease to 330 mg

Preliminary Phase 1b Data Showed No Cardiotoxicity and Demonstrated Clinical Activity[1]

1: Data is preliminary. Defined as stable disease (SD) or better. As of August 12, 2022 preliminary demonstrated 12 of 14 patients measured had SD after two cycles of Annamycin..

Phase 1/2 Study for Treatment of Relapsed or Refractory (R/R) AML

Poland Multi-Center, Open-Label, Dose Escalation Study

240 mg/m^2
Single-agent
Preliminary RP2D established

1, 2 & 3 with 21 days off
Infusion days

Preclinical data
Annamycin with Cytarabine (AnnAraC)
68% more effective vs single agent

Primary Endpoint Met

single agent trial established
safety and RP2D

Pivoting to Phase 1/2

AnnAraC with 190 mg/m^2 initial
Annamycin dose H2 2022

Announced Preliminary 60% ORR in Last Cohort of Single Agent AML Trial

AML Clinical Benefit to Date[1]



22 R/R AML patients[1] treated in both US and EU trials

60% preliminary overall response rate in 240 mg single-agent cohort[2] (including a CRi that qualified for curative BMT)

12 patients taken above the lifetime maximum anthracycline dose established by FDA

100% No cardiotoxicity has been shown in subjects treated and reviewed to date in Moleculin's clinical trials



MOLECULIN

1: Trial is ongoing, preliminary data; 2: Patients receiving a full course of treatment

The Full Annamycin Opportunity

Potential for Significant Upside



13,500
STS Lung Mets
20,000
Acute Myeloid Leukemia
Initial Annamycin Target Indications
TOTAL INCIDENCE
~33.5K
Clinical Validation Potentially Unlocks Exponential Growth Opportunity
41K
TNBC Lung
60K
Pancreatic Liver
67K
RCC Lung
67K
Endometrial Lung
104K
Colorectal Liver
104K
Colorectal Lung
Potential Annamycin Expansion Indications
TOTAL INCIDENCE
~478K
20K
Acute Myeloid Leukemia
13K
STS Lung
1K
Osteosarcoma Lung

Management and advisor estimates

WP1122: Phase 1 Study for COVID-19 also Accelerates Oncology Program

Key Highlights

- Prodrug of glucose decoy enables drug-like properties
- Targets glycolysis and glycosylation; limits viral infectivity and replication

Clinical Highlights

- Single ascending dose (SAD) cohorts 1 and 2 completed, dosing deemed safe and well-tolerated to-date; SAD cohort 3 commenced with a dose escalation to 32 mg/kg
- Multiple ascending dose (MAD) cohort to commence after completion of at least 3 successful SAD dosing cohorts
- Commenced (healthy volunteer) dosing May 2022

Additional Application in Oncology

- US IND allowed for GBM
- COVID Phase 1 should enable Phase 2 oncology trials
- Strong preclinical data for GBM and pancreatic cancer


OH
HO
OH
HO
2-DG
Glycosylation
Glycolysis

Inhibition by 2-DG of Glycosylation and Glycolysis are believed to play a role in limiting viral infectivity and replication

MOLECULIN

Additional Development Pipeline

Additional Follow-on Opportunities Provide Potential for Significant Upside

PROGRAM	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	UPCOMING MILESTONES
Annamycin	Liver Mets/Pancreatic	Externally Funded			IND/CTA targeted for 2022 for one of these indications
WP1066	Malignant Glioma	Externally Funded			Open IND with U.S. FDA; Evaluating strategic partnerships to conduct Phase 1 study
WP1066 + Radiation	GBM	Externally Funded			Initiation of Phase 1/2 study targeted 2022
WP1220	CTCL		Externally Funded		Seeking strategic partner
WP1122	GBM/Pancreatic	Externally Funded			Plan to initiate externally funded clinical study; MTD will be supported by UK Phase 1 study
WP1122, WP1096, WP1097	HIV, Hemorrhagic and Tropical viruses	Externally Funded			Publication of externally funded university research planned

MOLECULIN

Financial Snapshot
Nasdaq: MBRX

Strong Cash Position Funds Operations Beyond Mid-2024[1]

~$58M
Cash Balance[2]

~$50M
Market Cap[3]

~28.5M
Shares Outstanding[4]

~50K
3 Month Avg. Volume[3]

MOLECULIN

1: Based on Management's current expectations and planned increase in development activities
2: As of June 30, 2022; 3: As of August 17, 2022; 4: Common stock outstanding as of June 30, 2022

Targeted Value-Driving Milestones

PROGRAM	INDICATION	2021 H2	2022 H1	2022 H2
Annamycin	STS (US)	✓ Initiate Phase 1b/2 ✓ Phase 1b Topline Interim Data	✓ Phase 1b Topline Data ✓ Initiate Phase 2	Phase 2 Interim Data
	STS (EU)			Initiate Phase 1b/2
	AML Single Agent	✓ Phase 1/2 Interim Data	✓ Preliminary 60% ORR at RP2D	
	AML Combo with Ara-C			✓ Initiate Phase 1/2
WP1122	COVID-19 Phase 1 Sets MTD for Cancer and Viral Studies	✓ Initiate Phase 1a[2]	✓ Phase 1a First Cohort	Phase 1a Topline Data Initiate Phase 2[1]
WP1066	Pediatric Brain Tumors, Including DPIG		✓ Initiated Phase 1	Phase 1 Topline Data

MOLECULIN

1: Phase 2 initiation depends upon sufficient patient population for an affordable, relevant clinical trial.

Investment Summary

Lead program, Annamycin

demonstrating safety and preliminary activity in multiple clinical studies with zero cardiotoxicity

WP1122: ongoing Phase 1a study

in COVID-19 targeting viral infectivity and replication & supporting possible future oncology and viral trials

Additional pipeline

expansion opportunities to fuel future growth

Leveraging relationships

with world-renowned organizations



Advancing growing pipeline with data from multiple clinical studies expected over next 12 months

Sufficient capital to fund operations beyond mid-2024[1]

1: Based on Management's current expectations and planned increase in development activities



NASDAQ: MBRX | moleculin.com

Thank You!

MOLECULIN



Investor Relations
JTC Team
833.475.8247
mbrx@jtcir.com